                                                               Exhibit 24-(1)

                                 POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Southern Natural Gas Company, does hereby constitute and appoint James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted by unanimous written consent of the Board of Directors of the Company on March 2, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors or of the Special Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

    IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 3rd day of March, 1998.

                                                    /s/James E. Moylan, Jr.
                                                    -----------------------
                                                    James E. Moylan, Jr.

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Southern Natural Gas Company, does hereby constitute and appoint James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted by unanimous written consent of the Board of Directors of the Company on March 2, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors or of the Special Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 3rd day of March, 1998.


                                                     /s/Ronald L. Kuehn, Jr
                                                    ------------------------
                                                     Ronald L. Kuehn, Jr.

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted by unanimous written consent of the Board of Directors of the Company on March 2, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors or of the Special Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 3rd day of March, 1998.






                                                       /s/James A. Rubright
                                                       ---------------------
                                                       James A. Rubright

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted by unanimous written consent of the Board of Directors of the Company on March 2, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors or of the Special Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 3rd day of March, 1998.






                                                         /s/Larry E. Powell
                                                         -------------------
                                                         Larry E. Powell

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and director of Southern Natural Gas Company, does hereby constitute and appoint James A. Rubright; Thomas W. Barker, Jr.; Norman G. Holmes; R. David Hendrickson; and John C. Griffin, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Southern Natural Gas Company or as an officer or director of Southern Natural Gas Company) the Registration Statement and any and all amendments and supplements to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to $500,000,000 aggregate principal amount of debentures, notes, and/or other debt obligations and/or rights or warrants to purchase any of the foregoing, as authorized by resolutions adopted by unanimous written consent of the Board of Directors of the Company on March 2, 1998, and with such terms and conditions as may be fixed by subsequent actions of said Board of Directors or of the Special Committee appointed by said Board of Directors, and to file all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission. The undersigned do hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 3rd day of March, 1998.






                                                       /s/James C. Yardley
                                                       -------------------
                                                       James C. Yardley